ASSIGNMENT OF WARRANTIES
                                  (Project 52)
                               (Per Section 7.2.3)

      Angeles Partners XIV, a California limited partnership (the "Assignor") for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby transfers, assigns and conveys unto MID-STATES DEVELOPMENT COMPANY, an Ohio general partnership, (the "Assignee") all of its right, title and interest in and to any warranty or guaranty given by any person, partnership, corporation or other entity in connection with, or related to, work or labor performed, materials supplied, or property of any type delivered to or in connection with that certain commercial property being sold by Assignor to Assignee pursuant to that certain Purchase Agreement dated _____________________, 1996, as assigned, and which is located in Montgomery County, Ohio as more particularly described on Exhibit A attached hereto and incorporated by reference herein to the full extent that any such warranty or guaranty is assignable or transferable by Assignor.
      IN WITNESS WHEREOF, the Assignor has executed the within Assignment this ______ day of ____________________, 1996.


                                    ANGELES PARTNERS XIV, a California
                                    limited partnership

                                    By:   Angeles Realty Corporation II,
                                          general partner of Angeles
                                          Partners XIV

                                    By:

                                    Its:



                                    EXHIBIT B

                                     LEASES

      Tenant                                    Security Deposit

1.    Lytton, Inc.
      (expires __________________)